                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              __________________


                                  FORM 8-K/A

                                CURRENT REPORT
                 PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                      SECURITIES  EXCHANGE  ACT  OF 1934


     Date of report (Date of earliest event reported):   February 15, 2000
                                                        ------------------


                                  ECOGEN INC.
                                  -----------
            (Exact name of registrant as specified in its charter)



            Delaware                  1-9579         22-2487948
---------------------------------  -----------   ------------------
(State or Other Jurisdiction of    (Commission   (I.R.S. Employer
Incorporation or Organization)      File Number   Identification No.)


           2000 Cabot Boulevard West, Langhorne, Pennsylvania 19047
           --------------------------------------------------------
                (Address of Principal Executive Offices)  (Zip Code)



     Registrant's telephone number, including area code     (215) 757-1590
                                                       -------------------

                                   FORM 8-K/A

     This Form 8-K/A amends the Current Report on Form 8-K of Ecogen Inc., previously filed with the Securities and Exchange Commission on March 1, 2000, to file the financial statements and pro forma financial information required by
Item 7 of Form 8-K.

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

     As previously reported, on February 15, 2000, Ecogen Inc. (the "Company") completed its acquisition of certain assets of the sprayable Bt bioinsecticide business of Mycogen Corporation ("Mycogen"), an affiliate of Dow AgroSciences LLP. The Company issued to Mycogen 1,351,351 shares (the "Shares") of its common stock valued at $3,041,000 upon the closing of the transaction.

     The transaction included the purchase of Mycogen's Bt bioinsecticides, product registration and data citation rights, trademarks, product inventories and a license to certain proprietary genes and strains for use in sprayable bioinsecticides. Prior to the closing, the Company acquired approximately $391,000 of Mycogen's inventory of sprayable Bt products, under a distribution agreement effective January 1, 2000. The Company paid $280,000 in cash for such inventory purchases and the balance was settled with the issuance of shares at closing. Principal products acquired include: MVP(R) for control of lepidopteran pests in vines and vegetables, MVP(R) for control of lepidopteran pests in trees, nuts, vines and row crops and Mattch(TM) for control of lepidopteran pests in vegetables. The Company and Dow AgroSciences LLC also entered into a five-year supply agreement and the companies have agreed to enter into distribution agreements granting exclusive rights to Dow AgroSciences to sell the acquired products in Mexico, New Zealand and Australia.

     Under the terms of the agreement, Mycogen has agreed to hold the Shares for a three-year period, except in the event of certain change in control transactions. Mycogen was granted certain demand and piggyback registration rights with respect to the Shares. In addition, to the extent the Company issues additional securities at any time prior to February 15, 2003, Mycogen has the right of first refusal to purchase securities of the Company so as to maintain its ownership percentage in the Company. Mycogen also has been granted certain market price protection rights at the time that Mycogen sells the Shares, which may result in the issuance of additional shares, which may not exceed 20% of the Company's outstanding shares without stockholder approval.

     The transaction will be accounted for as a purchase and, accordingly, the total purchase price for the assets of $3,426,000, including out-of-pocket expenses, will be allocated based upon their fair value at the date of acquisition. The assets acquired include inventory and identifiable intangible assets including a license to certain genes and strains, product registration rights and trademarks. The agreement also provides that the Company has no obligation for past or future royalties under a 1998 settlement agreement with Mycogen on a patent infringement dispute. Under purchase accounting, part of the purchase price has been allocated to other assets for the fully paid up royalty and any amounts previously accrued under the settlement agreement have been eliminated in purchase accounting.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

(a)  Financial Statements of Businesses Acquired
     -------------------------------------------

Filed herewith as a part of this report are the following financial statements for the Bt Biopesticide Business of Mycogen Corporation: (i) audited statement of assets sold as of December 31, 1999; and (ii) audited statement of direct revenue and direct expenses for the year ended December 31, 1999, and the report of Deloitte & Touche LLP, independent auditors, thereon, together with the notes thereto.

(b)  Pro Forma Financial Information
     -------------------------------

The following unaudited pro forma condensed consolidated financial statements are attached hereto:

 .    Unaudited pro forma condensed consolidated statements of operations for the three-month period ended January 31, 2000 and the year ended October 31, 1999 and notes thereto

 .    Unaudited pro forma condensed consolidated balance sheet as of January 31,
     2000 and notes thereto

(c) Exhibits

23.1 Consent of Deloitte & Touche LLP

The BT Biopesticides Business of Mycogen Corporation

Statement of Assets Sold as of December 31, 1999 and the
Statement of Direct Revenues and Direct Expenses for the Year
Ended December 31, 1999 and Independent Auditors' Report

The BT Biopesticides Business of Mycogen Corporation

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                             Page
INDEPENDENT AUDITORS' REPORT                                   1

FINANCIAL STATEMENTS:

 Statement of Assets Sold as of December 31, 1999              2
 Statement of Direct Revenues and Direct Expenses for the
  Year Ended December 31, 1999                                 3

 Notes to Financial Statements                               4-5

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Management of Mycogen Corporation:

We have audited the accompanying statement of assets sold as of December 31, 1999, and the related statement of direct revenues and direct expenses for the year then ended (collectively, the "Statements") for the BT Biopesticides Business of Mycogen Corporation (the "Business"). These Statements are the responsibility of the Business' management. Our responsibility is to express an opinion on these Statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statements. We believe that our audit provides a reasonable basis for our opinion.

The assets and operations covered by the Statements were a part of Mycogen Corporation and had no separate legal status. As described in Notes 1 & 2 to the Statements, the Statements have been prepared from Dow AgroSciences LLC's consolidated financial records and allocations of certain costs and expenses have been made. These allocations are not necessarily indicative of the costs and expenses that would have been incurred by the BT Biopesticides Business of Mycogen Corporation on a stand-alone basis or if such business had been owned by another party.

In our opinion, the Statements present fairly, in all material respects, the assets sold as of December 31, 1999, and the direct revenues and direct expenses of the BT Biopesticides Business of Mycogen Corporation for the year then ended, in conformity with accounting principles generally accepted in the United States.



Deloite & Touche LLP
Indianapolis, Indiana

January 28, 2000

THE BT BIOPESTICIDES BUSINESS OF
MYCOGEN CORPORATION

STATEMENT OF ASSETS SOLD
AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS

INVENTORY                                                       $616,774

INTANGIBLE ASSETS                                                      -
                                                                --------
        TOTAL ASSETS                                            $616,774
                                                                --------

See accompanying notes to financial statements.

THE BT BIOPESTICIDES BUSINESS OF
MYCOGEN CORPORATION

STATEMENT OF DIRECT REVENUES AND DIRECT EXPENSES FOR THE YEAR
ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

DIRECT REVENUE - Net Trade Revenues                             $3,732,001

COST OF PRODUCTS SOLD                                            2,288,442
                                                                ----------

GROSS MARGIN                                                     1,443,569

DIRECT SELLING, ADMINISTRATIVE AND OTHER                           204,546
                                                                ----------

EXCESS OF DIRECT REVENUES OVER DIRECT EXPENSES                  $1,239,023
                                                                ----------

See accompanying notes to financial statements.

THE BT BIOPESTICIDES BUSINESS OF
MYCOGEN CORPORATION

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. BASIS OF PRESENTATION

   On December 21, 1999, Ecogen, Inc., ("Ecogen") signed a letter of intent (the "Agreement") to acquire the sprayable BT Biopesticides business of Mycogen Corporation (the "Company"). Pursuant to the Agreement, the Company will sell to Ecogen inventory, trademarks, registrations and other assets relating to such business, and Ecogen will accept a license in certain of the Company's proprietary BT strains and assume such rights, and obligations for supporting the registrations and trademarks, from the Company. The license does not include any ownership rights to the CellCap technology or the manufacturing process utilized in the production of the products. Also pursuant to the Agreement, both the Company and Ecogen will enter into separate agreements under which (i) the Company will agree to toll manufacture certain technical BT insecticides and end-use products for Ecogen, and (ii) Ecogen will agree to supply the Company with certain BT insecticides and end-use products for distribution in specified geographic areas.

   The Company did not account for the BT Biopesticides Business (the "Business") as a separate entity within the corporate consolidated systems. Accordingly, the information included in the accompanying statements has been obtained from the Company's consolidated financial records. The statement of direct revenues and direct expenses includes allocations of the Company's selling, administrative, and other expenses as discussed in Note 2. The Company's management believes the allocations are reasonable; however, these allocated expenses are not necessarily indicative of the costs and expenses that would have been incurred by the Business on a stand-alone basis or if such Business had been owned by another party, since certain administrative and other activities are provided to the Business that are not included as costs or expenses in the accompanying statements as discussed in Note 2.

2. SIGNIFICANT ACCOUNTING POLICIES

   CONSOLIDATED FINANCIAL RECORDS - Consolidated financial records means the combined financial records of the Company and its subsidiaries and Dow AgroSciences LLC and its subsidiaries.

   REVENUE RECOGNITION - Revenue from the sale of products is recognized at the time products are shipped. Sales returns are recorded as an offset to sales at the time credit is issued.

   USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. Although these estimates are based on management's best knowledge of current events and actions the Company may undertake in the future, actual results ultimately may differ from the estimates.

   INVENTORY - Inventory is valued at the lower of cost or market. Cost is determined using the first -in , first - out (FIFO) method.

   INTANGIBLE ASSETS - Intangible assets sold include trademarks, records and registrations of the business and have no recorded historical cost.

   COST OF PRODUCTS SOLD - Cost of product sold includes allocations of certain costs, including warehousing, utilities, insurance, and employee costs. These costs are allocated between the Business and other products produced by the Company based primarily on planned sales of the Business' products versus other planned product sales of the Company.

   DIRECT SELLING, ADMINISTRATIVE, & OTHER - Certain direct selling and marketing, administrative, and other direct expenses, including research and development ("R&D"), are specifically identifiable and others are allocated to the Business based primarily on estimates of actual time and effort spent, net outside sales and number of employees. Such allocated expenses represent those charges that are attributable to the Business and primarily include the Company's related expenses such as selling, and other general administrative expenses. Certain administrative and other expenses are allocated to the Business by the Company that are not directly attributable or specifically identifiable to the Business and, therefore, are expenses excluded from direct selling, administrative, and other expenses in the accompanying statement of direct revenues and direct expenses. Such expenses primarily include the Company's corporate expenses such as human resources, executive compensation, management information systems, finance and accounting, R&D, and general corporate expenses.

                                  * * * * * *

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following presents certain unaudited pro forma condensed consolidated financial information of Ecogen Inc. for the periods as indicated. The unaudited pro forma condensed consolidated financial information gives effect to the acquisition of the Bt Biopesticide Business of Mycogen Corporation which occurred on February 15, 2000 as if such transaction had occurred on November 1, 1998 for purposes of the unaudited pro forma condensed consolidated statements of operations for the year ended October 31, 1999 and the three-month period ended January 31, 2000, and on January 31, 2000 for purposes of the unaudited pro forma condensed consolidated balance sheet as of January 31, 2000. The pro forma financial information was prepared using the assumptions described below and in the related notes thereto.

The unaudited pro forma condensed consolidated financial information reflects pro forma adjustments that are based upon available information and certain assumptions that we believe are reasonable. The pro forma financial information does not purport to represent our results of operations or financial position that would have resulted had the transactions to which pro forma effect is given been consummated as of the dates or for the periods indicated. In preparing the pro forma financial information, we believe we have utilized reasonable methods to conform the basis of presentation. The pro forma financial statements have not been adjusted for certain improvements in gross margins that we may realize in connection with the integration of the Bt Biopesticide Business of Mycogen Corporation.

For purposes of the unaudited pro forma condensed consolidated statements of operations, our historical consolidated statement of operations for the year ended October 31, 1999 was combined with the Bt Biopesticide Business of Mycogen Corporation's historical statement of operations for the fiscal year ended December 31, 1999. In addition, our historical consolidated statement of operations for the three-month period ended January 31, 2000 was combined with the Bt Biopesticide Business of Mycogen Corporation's historical statement of operations for the three-month period ended January 31, 2000.

The unaudited pro forma consolidated condensed financial statements and accompanying notes should be read in conjunction with the historical financial statements of Ecogen Inc. as reported in its annual report on Form 10-K for the fiscal year ended October 31, 1999 and its quarterly report on Form 10-Q for the three months ended January 31, 2000, and the historical financial statements of the Bt Biopesticide Business of Mycogen Corporation included herein.

Overview of Acquisition
-----------------------

We acquired the assets of the Bt Biopesticide Business of Mycogen Corporation as of February 15, 2000. We accounted for this acquisition using the purchase method of accounting. The consideration and allocation of the purchase price are summarized below (dollars in thousands):

  Purchase Price Consideration:

  Cash.....................................................  $  285
  Common stock.............................................   3,041
  Accrued expenses, certain legal, accounting and other
  acquisition costs........................................     100
                                                             ------
                                                             $3,426
                                                             ======

  Allocation of Purchase Price:

  Inventory................................................  $  926 *
  Other assets.............................................     565
  Accrued liabilities......................................     123
  Intangible assets (1) ...................................   1,812
                                                             ------
                                                             $3,426
                                                             ======

*  Of which 379,000 was received prior to January 31, 2000.

 (1) Intangible assets include the following components (dollars in thousands):



 Product registrations.....................................  $1,610
 Trademarks................................................     202
                                                             ------
                                                             $1,812
                                                             ======


Ecogen has taken a number of steps to improve the gross margins of the products since the Company began distribution of the products in the Bt Biopesticide Business of Mycogen Corporation including modifications to sales incentive programs and raising sales prices starting February 1, 2000.

We believe that our integration efforts will improve the gross margins of the Bt Biopesticide Business of Mycogen Corporation. No adjustments for either the modification of the incentive programs or the price increases have been reflected in these pro forma statements of operations.

                                                   ECOGEN INC. AND SUBSIDIARIES
                                Unaudited Pro Forma Condensed Consolidated Statement of Operations
                                            For the Three Months Ended January 31, 2000


                                                                      Historical
                                                            --------------------------------
                                                                             Bt Biopesticide
                                                                              Business of
                                                                                Mycogen        Pro Forma          Pro Forma
                                                              Ecogen Inc.     Corporation     Adjustments        Consolidated
-------------------------------------------------------------------------   ---------------- --------------   -------------------
Revenues:

  Product  sales,  net                                         $1,099,500        $774,961                        $1,874,461
-------------------------------------------------------------------------   ---------------- --------------   -------------------
    Total revenues                                              1,099,500         774,961            -            1,874,461
-------------------------------------------------------------------------   ---------------- --------------   -------------------

Costs and expenses:

  Cost of products sold                                           906,530         642,920       104,452   (1)     1,653,902
  Research and development                                        441,904                                           441,904
  Selling, general and administrative                           1,210,037          51,137        62,695   (2)     1,323,869
-------------------------------------------------------------------------   ---------------- --------------   -------------------
    Total costs and expenses                                    2,558,471         694,057       167,147           3,419,675
-------------------------------------------------------------------------   ---------------- --------------   -------------------
Operating loss                                                 (1,458,971)         80,904      (167,147)         (1,545,214)

Other income (expense):
    Interest expense, net                                        (146,247)                                         (146,247)
    Other income                                                   54,351                                            54,351
-------------------------------------------------------------------------   ---------------- --------------   -------------------
    Total other expense, net                                      (91,896)             -             -              (91,896)
-------------------------------------------------------------------------   ---------------- --------------   -------------------

Net loss                                                       (1,550,867)         80,904      (167,147)         (1,637,110)

Dividends on preferred stock including assumed
     incremental yield of $63,219 in 2000                         155,177                                           155,177
-------------------------------------------------------------------------   ---------------- --------------   -------------------

Net loss allocable to common stockholders                     ($1,706,044)                                      ($1,792,287)
=========================================================================   ================ ==============   ===================

Basic and diluted net loss  per  common  share                     ($0.17)                                           ($0.16)
=========================================================================   ================ ==============   ===================


Weighted average number of common shares outstanding           10,045,000                                        11,396,000
=========================================================================   ================ ==============   ===================


(1)  Adjustments to cost of product sold for the price Ecogen will pay for product under the supply agreement with Dow AgroSciences
LLC.


(2)  Adjustments to amortization expense for the intangible assets acquired. Intangible assets are being amortized on a straight-
line basis over their estimated useful lives which is seven to ten years.

                                                   ECOGEN INC. AND SUBSIDIARIES
                                Unaudited Pro Forma Condensed Consolidated Statement of Operations
                                                For the Year Ended October 31, 1999


                                                              Historical
                                                       --------------------------------
                                                                        Bt Biopesticide
                                                                          Business of
                                                                            Mycogen           Pro Forma       Pro Forma
                                                       Ecogen Inc.        Corporation        Adjustments    Consolidated
-------------------------------------------------------------------     ---------------      -----------    -------------
Revenues:

  Product  sales,  net                                  $6,566,022         $3,732,011                         $10,298,033
  Research contract revenue                                676,277                                                676,277
-------------------------------------------------------------------     ---------------      -----------    -------------
    Total revenues                                       7,242,299          3,732,011             -            10,974,310
-------------------------------------------------------------------     ---------------      -----------    -------------

Costs and expenses:

  Cost of products sold                                  5,975,954          2,288,442          827,023    (1)  9,091,419
  Research and development                               2,636,893                                             2,636,893
  Selling, general and administrative                    6,832,761            204,546          250,781    (2)  7,288,088
-------------------------------------------------------------------     ---------------      -----------    -------------
    Total costs and expenses                            15,445,608          2,492,988        1,077,804        19,016,400
-------------------------------------------------------------------     ---------------      -----------    -------------

Operating income (loss)                                 (8,203,309)         1,239,023       (1,077,804)       (8,042,090)

Other income (expense):
    Interest expense, net                                 (522,894)                                             (522,894)
    Other income                                           114,932                                               114,932
-------------------------------------------------------------------     ---------------      -----------    -------------
    Total other expense, net                              (407,962)              -                 -            (407,962)
-------------------------------------------------------------------     ---------------      -----------    -------------

Net income (loss)                                       (8,611,271)         1,239,023        (1,077,804)      (8,450,052)

Dividends on preferred stock including assumed
     incremental yield of $786,444 in 1999               1,142,180                                             1,142,180
-------------------------------------------------------------------     ---------------      -----------    -------------

Net loss allocable to common stockholders              ($9,753,451)                                          ($9,592,232)
===================================================================     ===============      ===========    =============

Basic and diluted net loss  per  common  share              ($1.05)                                               ($0.91)
===================================================================     ===============      ===========    =============


Weighted average number of common shares outstanding     9,248,000                                            10,599,000
===================================================================     ===============      ===========    =============



(1)  Adjustments to cost of product sold for the price Ecogen will pay for product under the supply agreement with Dow AgroSciences
LLC.


(2)  Adjustments to amortization expense for the intangible assets acquired. Intangible assets are being amortized on a straight-
line basis over their estimated useful lives which is seven to ten years.

                                     Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                                         January 31, 2000

                                                              Historical
                                                    -------------------------------
                                                                    Bt Biopesticide    Eliminations &
Assets                                                                Business of        Pro Forma
                                                                        Mycogen           Purchase          Pro Forma
                                                     Ecogen Inc.      Corporation       Adjustments        Concolidated
------------------------------------------------------------------------------------------------------------------------
Current  assets:
   Cash                                                   $15,377                                                $15,377
   Trade receivables, net                               1,767,694                                              1,767,694
   Inventory, net                                       5,372,613              616,774       (69,774) (1)      5,919,613
   Prepaid expenses and other current assets              460,058                                                460,058
------------------------------------------------------------------------------------------------------------------------
      Total  current  assets                            7,615,742              616,774       (69,774)          8,162,742

Plant and equipment, net                                2,231,291                                              2,231,291
Other assets, net                                         815,095                            565,000  (2)      1,380,095
Intangible assets                                              -                           1,812,000  (3)      1,812,000
------------------------------------------------------------------------------------------------------------------------
                                                      $10,662,128             $616,774    $2,307,226         $13,586,128
 =======================================================================================================================

Liabilities and Stockholders' Equity (Deficit)

------------------------------------------------------------------------------------------------------------------------

Current liabilities:
   Current portion of long-term debt                    2,639,375                                              2,639,375
   Accounts  payable  and  accrued  expenses            4,248,668                           (123,000) (4)      4,125,668
------------------------------------------------------------------------------------------------------------------------
        Total  current  liabilities                     6,888,043                    -      (123,000)          6,765,043

Long-term debt                                         1,148,613                                               1,148,613
Long-term deferred revenue                             1,482,569                                               1,482,569
Minority interest in subsidiary                        1,533,854                                               1,533,854
------------------------------------------------------------------------------------------------------------------------
         Total liabilities                             11,053,079                    -      (123,000)         10,930,079
------------------------------------------------------------------------------------------------------------------------
Total  stockholders'  equity  (deficit)                  (390,951)             616,774     2,430,226  (5)      2,656,049
------------------------------------------------------------------------------------------------------------------------
                                                      $10,662,128             $616,774    $2,307,226         $13,586,128
========================================================================================================================


(1)  To eliminate $616,774 of inventory recorded on the Bt Biopesticide Business of Mycogen Corporation Statement of Assets Sold at
December 31, 1999, and record the actual value on inventory purchased by Ecogen subsequent to January 31, 2000.

(2)  To record a fully paid up royalty under a 1998 settlement agreement with Mycogen on a patent infringement dispute.

(3)  To record acquired identifiable intangible assets.

(4)  To accrue certain legal accounting, and other acquisition costs totalling $100,000 and eliminate $223,000 of accrued royalties under a 1998 settlement agreement with Mycogen on a patent infringement dispute.

(5)  To record the 1,351,351 shares of Ecogen common stock issued for the purchase of the Bt Biopesticide Business of Mycogen
Corporation and eliminate $616,7774 of Mycogen Corporation equity in the assets sold.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      ECOGEN INC.



                      By: /s/ James P. Reilly, Jr.
                         _____________________________________________
                         Name: James P. Reilly, Jr.
                         Title:  Chairman and Chief Executive Officer


Date: May 1, 2000